Exhibit 10.2

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                          THIRD SUPPLEMENTAL INDENTURE


                                     between


                    PANHANDLE EASTERN PIPE LINE COMPANY, LLC
                                     Issuer

                                       and

                  BANK ONE TRUST COMPANY, NATIONAL ASSOCIATION
                                     Trustee


                           Dated as of August 18, 2003


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





                                Table of Contents

                                   ARTICLE I.


                                   DEFINITIONS

SECTION 1.1           Definition of Terms.........................................................................3

                                   ARTICLE II.


                GENERAL TERMS AND CONDITIONS OF THE SENIOR NOTES

SECTION 2.1           Designation and Principal Amount of the 4.80% Series A Notes and the 6.05% Series A Notes..11
SECTION 2.2           Maturity of the 4.80% Series A Notes and the 6.05% Series A Notes..........................12
SECTION 2.3           Interest on the 4.80% Series A Notes and the 6.05% Series A Notes..........................12
SECTION 2.4           Form of the 4.80% Series A Notes and the 6.05% Series A Notes..............................12
SECTION 2.5           Special Transfer Provisions................................................................13
SECTION 2.6           Designation and Principal Amount of the 4.80% Series B Notes and the 6.05% Series B Notes..14
SECTION 2.7           Maturity of the 4.80% Series B Notes and the 6.05% Series B Notes..........................14
SECTION 2.8           Interest on the 4.80% Series B Notes and the 6.05% Series B Notes..........................15
SECTION 2.9           Form of the 4.80% Series B Notes and the 6.05% Series B Notes..............................15
SECTION 2.10          Redemption of the Senior Notes.............................................................15

                                  ARTICLE III.


                                    COVENANTS

SECTION 3.1           Limitation on Restricted Payments..........................................................16
SECTION 3.2           Limitation on Liens........................................................................17
SECTION 3.3           Restriction on Sale-Leasebacks.............................................................19
SECTION 3.4           Financial Information......................................................................20
SECTION 3.5           Applicability of Covenants.................................................................21

                                   ARTICLE IV.


                                     DEFAULT

SECTION 4.1           General....................................................................................21
SECTION 4.2           Additional Event of Default................................................................21

                                   ARTICLE V.


                                   DEFEASANCE

SECTION 5.1           General....................................................................................22
SECTION 5.2           Covenant Defeasance........................................................................22

                                   ARTICLE VI.


                              FORM OF SENIOR NOTES

SECTION 6.1           Form of Senior Notes.......................................................................22

                                  ARTICLE VII.


                            ISSUANCE OF SENIOR NOTES

SECTION 7.1           Original Issue of Senior Notes.............................................................41
SECTION 7.2           Additional Senior Notes....................................................................42

                                  ARTICLE VIII.


                                  MISCELLANEOUS

SECTION 8.1           Ratification of Indenture..................................................................42
SECTION 8.2           Trustee Not Responsible for Recitals.......................................................42
SECTION 8.3           Governing Law..............................................................................42
SECTION 8.4           Separability...............................................................................42
SECTION 8.5           Counterparts...............................................................................43


EXHIBIT A            Form of Owner Senior Notes Certification to be delivered in connection with the exchange of the Temporary Regulation S
                     Global Note

EXHIBIT B            Form of Depositary Certification to be delivered in
                     connection with exchanges of the Temporary Regulation S
                     Global Note

                         THIRD SUPPLEMENTAL INDENTURE 9


                         THIRD SUPPLEMENTAL INDENTURE 1


                  THIRD SUPPLEMENTAL INDENTURE, dated as of August 18, 2003 (the "Third Supplemental Indenture"), between Panhandle Eastern Pipe Line Company, LLC (formerly known as Panhandle Eastern Pipe Line Company), a Delaware limited liability company (the "Issuer"), and Bank One Trust Company, National Association, as trustee (the "Trustee") under the indenture, dated as of March 29, 1999, among the Issuer, CMS Panhandle Holding Company, a Michigan corporation, and NBD Bank, as trustee (the "Base Indenture" and, as so supplemented, the "Indenture").

                  WHEREAS, CMS Panhandle Holding Company and the Issuer executed and delivered the Base Indenture to NBD Bank to provide for the future issuance of CMS Panhandle Holding Company's unsecured debt securities guaranteed by the Issuer, to be issued from time to time in one or more series as might be determined by CMS Panhandle Holding Company under the Indenture, in an unlimited aggregate principal amount which may be authenticated and delivered as provided in the Base Indenture;

                  WHEREAS, the Issuer, CMS Panhandle Holding Company, and NBD Bank executed the First Supplemental Indenture, dated as of March 29, 1999, under which CMS Panhandle Holding Company issued a series of Debt Securities in three tranches known as its 6.125% Senior Notes due 2004, 6.500% Senior Notes due 2009 and 7.000% Senior Notes due 2029 in aggregate principal amounts of $300,000,000, $200,000,000 and $300,000,000, respectively;

                  WHEREAS, Panhandle Eastern Pipe Line Company became the Issuer as provided for in the Base Indenture as a result of the merger of CMS Panhandle Holding Company into Panhandle Eastern Pipe Line Company, effective June 15, 1999, and Bank One Trust Company, National Association became the Trustee provided for in the Base Indenture as a result of the merger of NBD Bank into Bank One Trust Company, National Association;

                  WHEREAS, the Issuer and the Trustee executed the Second Supplemental Indenture, dated as of March 27, 2000, under which the Issuer issued a series of Debt Securities known as its 8.25% Senior Notes due 2010, Series A, in the principal amount of $100,000,000 (the "2010 A Senior Notes"), and a series of Senior Notes to be issued in exchange for the 2010 A Senior Notes, known as the Issuer's "8.25% Senior Notes Due 2010, Series B," in the principal amount of $100,000,000;

                  WHEREAS, in June, 2003, Southern Union Panhandle, LLC, a wholly-owned subsidiary of Southern Union Company ("Southern Union"), acquired all of the outstanding capital stock of the Issuer, after which Southern Union caused Panhandle Eastern Pipe Line Company to convert to a Delaware limited liability company;

                  WHEREAS, the Issuer desires to provide for the establishment of two new series of its Debt Securities: (i) the 4.80% Senior Notes due 2008 (as defined below) in the initial principal amount of $300,000,000, consisting of two tranches, the first tranche of 4.80% Senior Notes due 2008 known as "4.80% Senior Notes due 2008, Series A" (the "4.80% Series A Notes"), and the second tranche of 4.80% Senior Notes due 2008 to be issued in exchange for the 4.80% Series A Notes, known as "4.80% Senior Notes due 2008, Series B" (the "4.80% Series B Notes", and together with the 4.80% Series A Notes, the "4.80% Senior Notes due 2008"); and (ii) the 6.05% Senior Notes due 2013 (as defined below) in the initial principal amount of $250,000,000, consisting of two tranches, the first tranche of 6.05% Senior Notes due 2013 known as "6.05% Senior Notes due 2013, Series A" (the "6.05% Series A Notes"), and the second tranche of 6.05% Senior Notes due 2013 to be issued in exchange for the 6.05% Series A Notes, known as the "6.05% Senior Notes due 2013, Series B" (the "6.05% Series B Notes" and, together with the 6.05% Series A Notes, the "6.05% Senior Notes due 2013" and, together with the 4.80% Senior Notes due 2008 and any Additional Senior Notes (as defined below), the "Senior Notes"), the form and substance of such Senior Notes and the terms, provisions and conditions thereof to be set forth as provided in the Base Indenture and this Third Supplemental Indenture;

                  WHEREAS, there is no limit on the amount of Additional Senior Notes (as defined below) that may be issued after the initial issuance of the Initial Senior Notes (as defined below), provided that at the time of issuance of any Additional Senior Notes no Default or Event of Default shall have occurred and be continuing;

                  WHEREAS, the Issuer and the Initial Purchasers named therein have entered into a Registration Rights Agreement, dated as of August 18, 2003 (as amended, supplemented or otherwise modified from time to time, the "Registration Rights Agreement"), which requires the Issuer to use its reasonable best efforts to make an Exchange Offer (as defined below) which would enable holders of the 4.80% Series A Notes and the 6.05% Series A Notes to exchange such Senior Notes for 4.80% Series B Notes and 6.05% Series B Notes, respectively, not subject to certain restrictions under the Securities Act or to cause a Shelf Registration Statement to be declared effective with respect to the respective resale of the 4.80% Series A Notes or the 6.05% Series A Notes;

                  WHEREAS, the Issuer wishes to amend and add certain provisions to the Base Indenture for the benefit of the holders of the Senior Notes; and

                  WHEREAS, the Issuer has requested that the Trustee execute and deliver this Third Supplemental Indenture, and all requirements necessary to make this Third Supplemental Indenture a valid instrument, in accordance with its terms, and to make the Senior Notes, when executed by the Issuer and authenticated and delivered by the Trustee, the valid obligations of the Issuer, have been performed, and the execution and delivery of this Third Supplemental Indenture has been duly authorized in all respects:

                  NOW THEREFORE, in consideration of the purchase and acceptance of the Senior Notes to be issued hereunder by the holders thereof, and for the purpose of setting forth, as provided in the Indenture, the form and substance of the Senior Notes and the terms, provisions and conditions thereof, the Issuer covenants and agrees with the Trustee as follows:

                                   ARTICLE I.

                                   DEFINITIONS

                  SECTION 1.1           Definition of Terms.
                                        -------------------

                  Unless the context otherwise requires:

                  (a) a term defined in the Base Indenture has the same meaning when used in this Third Supplemental Indenture;

                  (b) a term defined anywhere in this Third Supplemental Indenture has the same meaning throughout;

                  (c) the singular includes the plural and vice versa;

                  (d) a reference to a Section or Article is to a Section or Article of this Third Supplemental Indenture;

                  (e) headings are for convenience of reference only and do not affect interpretation;

                  (f) the following terms have the meanings given to them in this Section 1.01(f):

                  "Additional Senior Notes" means any additional Senior Notes (other than Initial Senior Notes) issued from time to time under this Third Supplemental Indenture in accordance with Section 2.4 of the Base Indenture, as a part of the same Series as the applicable Initial Senior Notes; provided, that no Additional Senior Notes may be issued during the continuance of a Default or an Event of Default.

                  "Adjusted Consolidated Net Income" means, for any period, the net income of the Issuer and its Consolidated Subsidiaries, plus (i) depreciation and amortization expense of the Issuer and its Consolidated Subsidiaries, (ii) income taxes and deferred taxes of the Issuer and its Consolidated Subsidiaries and (iii) other non-cash charges, in each case, determined on a consolidated basis in accordance with generally accepted accounting principles; provided, however, that there shall not be included in such Adjusted Consolidated Net Income any net income of any Person if such Person is not a Subsidiary, except that (A) the Issuer's equity in the net income of any such Person for such period shall be included in such Adjusted Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such period to the Issuer or a Consolidated Subsidiary of the Issuer as a dividend or other distribution and (B) the Issuer's equity in a net loss of any such Person for such period shall be included in determining such Adjusted Consolidated Net Income.

                  "Capital Stock" means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) corporate stock or limited liability company interests, including any Preferred Stock or letter stock; provided that Hybrid Preferred Securities are not considered Capital Stock for purposes of this definition.

                  "Clearstream" means Clearstream Banking, S.A.

                  "Comparable Treasury Issue" means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Senior Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of such Senior Notes.

                  "Comparable Treasury Price" means, with respect to any redemption date, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

                  "Consolidated Debt" means the total Debt of the Issuer and its Consolidated Subsidiaries, as set forth on the consolidated balance sheet of the Issuer and its Consolidated Subsidiaries for the Issuer's most recently completed fiscal quarter, prepared in accordance with generally accepted accounting principles.

                  "Consolidated Interest Expense" means, for any period, the total interest expense in respect of Consolidated Debt of the Issuer and its Consolidated Subsidiaries, including, without duplication, (i) interest expense attributable to capital leases, (ii) amortization of debt discount, (iii) capitalized interest, (iv) cash and noncash interest payments, (v) commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, (vi) net costs under Interest Rate Protection Agreements (including amortization of discount), and (vii) interest expense in respect of obligations of other Persons that constitutes Debt of the Issuer or any of its Consolidated Subsidiaries, provided, however, that Consolidated Interest Expense shall exclude any costs otherwise included in interest expense recognized on early retirement of debt.

                  "Consolidated Net Tangible Assets" means, at any date of determination, the total amount of assets after deducting therefrom (i) all current liabilities (excluding (A) any current liabilities that by their terms are extendable or renewable at the option of the obligor thereon to a time more than 12 months after the time as of which the amount thereof is being computed, and (B) current maturities of long-term debt), and (ii) the value (net of any applicable reserves) of all goodwill, trade names, trademarks, patents and other like intangible assets, all as set forth on the consolidated balance sheet of the Issuer and its Consolidated Subsidiaries for the Issuer's most recently completed fiscal quarter, prepared in accordance with generally accepted accounting principles. "Intangible assets" does not include any value write-up of tangible assets in connection with acquisition transactions accounted for on a purchase method.

                  "Consolidated Subsidiary" means any Subsidiary whose accounts are or are required to be consolidated with the accounts of the Issuer in accordance with generally accepted accounting principles.

                  "DTC" means The Depository Trust Company, or any successor thereto.

                  "Debt" means any obligation created or assumed by any Person for the repayment of money borrowed and any purchase money obligation created or assumed by such Person.

                  "Depositary" means, with respect to the Global Notes, DTC.

                  "Depositary Certification" has the meaning set forth in
Section 2.4 hereof.

                  "Euroclear" means The Euroclear System.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Exchange Notes" means the 4.80% Series B Notes and 6.05% Series B Notes to be offered to Holders in exchange for the 4.80% Series A Notes and the 6.05% Series A Notes, respectively, pursuant to an Exchange Offer or otherwise pursuant to a Registration of Senior Notes containing terms identical in all material respects to the Senior Notes of such Series for which they are exchanged, except that (i) interest thereon shall accrue from the last date on which interest was paid on the Senior Notes or, if no such interest has been paid, from the date of issuance of the Senior Notes and (ii) the provisions relating to an increase in the stated rate of interest thereon upon the occurrence of a Registration Default shall be eliminated, (iii) the transfer restrictions and legends relating to restrictions on ownership and transfer thereof as a result of the issuance of the Senior Notes without Registration shall be eliminated, and (iv) each of the Exchange Notes so issued will be represented by one or more Global Notes in book-entry form unless exchanged for Exchange Notes in definitive certificated form under the circumstances provided hereunder.

                  "Exchange Offer" means the exchange offer by the Issuer of Exchange Notes for Senior Notes pursuant to the Registration Rights Agreement.

                  "Exchangeable Stock" means any Capital Stock of a corporation or a limited liability company that is exchangeable or convertible into another security (other than Capital Stock of such corporation or limited liability company that is neither Exchangeable Stock nor Redeemable Stock).

                  "Fixed Charge Coverage Ratio" means the ratio of Adjusted Consolidated Net Income plus Consolidated Interest Expense to Consolidated Interest Expense, for the four fiscal quarters of the Issuer ending immediately prior to the date of determination.

                  "Funded Debt" means all Debt maturing one year or more from the date of the creation thereof, all Debt directly or indirectly renewable or extendable, at the option of the debtor, by its terms or by the terms of any instrument or agreement relating thereto, to a date one year or more from the date of the creation thereof, and all Debt under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of one year or more.

                  "Global Note" means a Senior Note bearing a legend specified in Section 6.1 evidencing all or part of a series of Senior Notes, issued to the Depositary or its nominee with respect to such Series and registered in the name of such Depositary or nominee.

                  "Holder" means a Person in whose name a Senior Note is registered.

                  "Hybrid Preferred Securities" means preferred securities issued by a Hybrid Preferred Securities Subsidiary, where such preferred securities have the following characteristics: (i) such Hybrid Preferred Securities Subsidiary lends substantially all of the proceeds from the issuance of such preferred securities to the Issuer in exchange for subordinated debt issued by the Issuer; (ii) such preferred securities contain terms providing for the deferral of distributions corresponding to provisions providing for the deferral of interest payments on such subordinated debt; and (iii) the Issuer makes periodic interest payments on such subordinated debt, which interest payments are in turn used by the Hybrid Preferred Securities Subsidiary to make corresponding payments to the holders of the Hybrid Preferred Securities.

                  "Hybrid Preferred Securities Subsidiary" means any business trust or limited partnership (or similar entity) (i) all of the common equity interest of which is owned (either directly or indirectly through one or more wholly-owned Subsidiaries of the Issuer) at all times by the Issuer, (ii) that has been formed for the purpose of issuing Hybrid Preferred Securities and (iii) substantially all of the assets of which consist at all times solely of subordinated debt issued by the Issuer and payments made from time to time on such subordinated debt.

                  "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Issuer.

                  "Initial Senior Notes" means either the initial $300,000,000 million aggregate principal amount of 4.80% Senior Notes due 2008 or the initial $250,000,000 million aggregate principal amount of 6.05% Senior Notes due 2013 issued under this Third Supplemental Indenture and when the context requires, collectively.

                  "Interest Rate Protection Agreement" means any interest rate swap agreement, interest rate cap agreement or other financial agreement or arrangement designed to protect the Issuer or any of its Subsidiaries against fluctuations in interest rates.

                  "Leverage Ratio" means 100% multiplied by the ratio of Consolidated Debt to Total Capital at the end of the most recent fiscal quarter preceding the date of determination.

                  "Lien" means any mortgage, pledge, security interest, charge, lien or other encumbrance of any kind, whether or not filed, recorded or perfected under applicable law.

                  "Loan" means any direct or indirect advance (other than advances to customers in the ordinary course of business that are recorded as receivables on the balance sheet of the Person making such advances), loan or other extension of credit (including by way of guarantee or similar arrangement) to another Person or any purchase of Debt issued by another Person, where such advance, loan, extension of credit or Debt is subordinated in right of payment to the senior creditors of the borrower.

                  "Moody's" means Moody's Investors Service, Inc., and any successor thereto which is a nationally recognized statistical rating organization, or if such entity shall cease to rate the applicable Series of the Senior Notes or shall cease to exist and there shall be no such successor thereto, any other nationally recognized statistical rating organization selected by the Issuer which is acceptable to the Trustee.

                  "Non-Convertible Capital Stock" means, with respect to any corporation or any limited liability company, any non-convertible Capital Stock of such corporation or limited liability company and any Capital Stock of such corporation or limited liability company convertible solely into non-convertible Capital Stock other than Preferred Stock of such corporation or limited liability company; provided, however, that Non-Convertible Capital Stock shall not include any Redeemable Stock or Exchangeable Stock.

                  "Owner Senior Notes Certification" has the meaning set forth in Section 2.4 hereof.

                  "Permitted Liens" means:

                  (i) Liens upon rights-of-way for pipeline purposes;

                  (ii) any governmental Lien, mechanics', materialmen's,
              carriers' or similar Lien incurred in the ordinary course of business which is not yet due or which is being contested in good faith by appropriate proceedings and any undetermined Lien which is incidental to construction;

                  (iii) the right reserved to, or vested in, any municipality or public authority by the terms of any right, power, franchise, grant, license, permit or by any provision of law, to purchase or recapture or to designate a purchaser of, any property;

                  (iv) Liens for taxes and assessments which are (A) for the then current year, (B) not at the time delinquent, or (C) delinquent but the validity of which is being contested at the time by the Issuer or any of its Subsidiaries in good faith;

                  (v) Liens of, or to secure performance of, leases;

                  (vi) any Lien upon, or deposits of, any assets in favor of any surety company or clerk of court for the purpose of obtaining indemnity or stay of judicial proceedings;

                  (vii) any Lien upon property or assets acquired or sold by the
              Issuer or any Restricted Subsidiary resulting from the exercise of any rights arising out of defaults on receivables;

                  (viii) any Lien incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance, temporary disability, social security, retiree health or similar laws or regulations or to secure obligations imposed by statute or governmental regulations;

                  (ix) any Lien upon any property or assets in accordance with customary banking practice to secure any Debt incurred by the Issuer or any Restricted Subsidiary in connection with the exporting of goods to, or between, or the marketing of goods in, or the importing of goods from, foreign countries; or

                  (x) any Lien in favor of the United States of America or any state thereof, or any other country, or any political subdivision of any of the foregoing, to secure partial, progress, advance or other payments pursuant to any contract or statute, or any Lien securing industrial development, pollution control or similar revenue bonds.

                  "Principal Property" means any natural gas pipeline system, natural gas gathering system or natural gas storage facility located in the United States, except any such property that in the opinion of the Board of Directors is not of material importance to the business conducted by the Issuer and its Consolidated Subsidiaries taken as a whole.

                  "Private Exchange Notes" shall mean any Senior Notes issued to an Initial Purchaser (as defined in the Registration Rights Agreement) simultaneously with the delivery of the Exchange Notes in an Exchange Offer, in exchange for the Initial Senior Notes held by such Initial Purchaser, that are identical (except that such Private Exchange Notes shall bear transfer restrictions substantially in the form contained in Section 6.1 hereof with respect to Rule 144A Global Notes, and other appropriate transfer restrictions) to the Exchange Notes.

                  "Prospectus" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including any such prospectus supplement with respect to the terms of the offering of any portion of the Senior Notes covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

                  "Redeemable Stock" means any Capital Stock that by its terms or otherwise is required to be redeemed prior to the 90th day before the stated maturity of any of the outstanding Senior Notes of any Series or is redeemable at the option of the holder thereof at any time prior to the 90th day before the stated maturity of any of the outstanding Senior Notes of either Series.

                  "Reference Treasury Dealer" means each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. or their affiliates plus three others which are primary U.S. Government securities dealers, and their respective successors; provided, however, that if any of the foregoing or their affiliates shall cease to be a primary U.S. Government securities dealer in The City of New York (a "Primary Treasury Dealer"), the Issuer shall substitute therefor another Primary Treasury Dealer.

                  "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m. New York time on the third Business Day preceding such redemption date.

                  "Registration" means a registered exchange offer for any Senior Notes by the Issuer pursuant to a Registration Statement or other registration for resale of any Senior Notes under the Securities Act pursuant to a Shelf Registration Statement, in each case in accordance with the terms of the Registration Rights Agreement.

                  "Registration Default" has the meaning set forth in the Registration Rights Agreement.

                  "Registration Rights Agreement" has the meaning set forth in the recitals to this Third Supplemental Indenture, and shall also include any registration rights agreements entered into by the Issuer in connection with the issuance of any Additional Senior Notes.

                  "Registration Statement" means a registration statement of the Issuer under the Securities Act registering (i) the exchange of 4.80% Series A Notes or 6.05% Series A Notes, respectively, for 4.80% Series B Notes or 6.05% Series B Notes, for distribution pursuant to the Exchange Offer, or (ii) the resale of the Initial Senior Notes or Private Exchange Notes pursuant to a Shelf Registration Statement.

                  "Regulation S Legend" has the meaning set forth in Section 6.1 hereof.

                  "Regulation S Restricted Period" means the 40 calendar days after the original issue date of the Senior Notes.

                  "Regulation S Global Note" has the meaning set forth in
Section 2.4 hereof.

                  "Restricted Subsidiary" means any Subsidiary of the Issuer owning or leasing any Principal Property.

                  "Rule 144A" means Rule 144A under the Securities Act.

                  "Rule 144A Global Note" has the meaning set forth in Section
2.4 hereof.

                  "Rule 144A Legend" has the meaning set forth in Section 6.1 hereof.

                  "Sale-Leaseback Transaction" means, with respect to the Issuer or any Restricted Subsidiary, the sale or transfer by the Issuer or such Restricted Subsidiary of any Principal Property to a Person (other than the Issuer or a Subsidiary of the Issuer) and the taking back by the Issuer or such Restricted Subsidiary, as the case may be, of a lease of such Principal Property. With respect to the Issuer, "Sale-Leaseback Transaction" means the sale or transfer by the Issuer of any assets or property to another Person and the taking back by the Issuer of a lease of such assets or property.

                  "SEC" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this Third Supplemental Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Senior Notes" has the meaning assigned to it in the recitals to this Third Supplemental Indenture. The Initial Senior Notes and the Additional Senior Notes shall be treated as a single class for all purposes under this Third Supplemental Indenture, and unless the context otherwise requires, all references to the Senior Notes shall include the Initial Senior Notes, the Exchange Notes, the Private Exchange Notes and any Additional Senior Notes.

                  "Series" means either the 4.80% Senior Notes due 2008 or the 6.05% Senior Notes due 2013. For the avoidance of doubt, each Series includes both the Initial Senior Notes and any Additional Senior Notes issued pursuant to such Series.

                  "Shelf Registration Statement" shall mean a "shelf" registration statement of the Issuer which covers all or a portion of the Senior Notes (other than Exchange Notes) on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "Standard & Poor's" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., and any successor thereto which is a nationally recognized statistical rating organization, or if such entity shall cease to rate the applicable Series of the Senior Notes or shall cease to exist and there shall be no such successor thereto, any other nationally recognized statistical rating organization selected by the Issuer which is acceptable to the Trustee.

                  "Subsidiary" means, with respect to any Person, (i) any corporation at least a majority of whose outstanding Voting Stock shall at the time be owned, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, (ii) any limited liability company, general partnership, joint venture or similar entity, at least a majority of whose outstanding membership, partnership or similar interests shall at the time be owned by such Person, or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries and (iii) any limited partnership of which such Person or any of its Subsidiaries is a general partner.

                  "Temporary Regulation S Global Note" has the meaning set forth in Section 2.4 hereof.

                  "Total Capital" means the sum of (i) Consolidated Debt and
(ii) Capital Stock, Hybrid Preferred Securities, premium on Capital Stock, capital surplus, capital in excess of par value and retained earnings (however the foregoing may be designated), less, to the extent not otherwise deducted, the cost of shares of Capital Stock of the Issuer held in treasury, all as set forth on the consolidated balance sheet of the Issuer and its Consolidated Subsidiaries for the Issuer's most recently completed fiscal quarter, prepared in accordance with generally accepted accounting principles.

                  "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

                  "Voting Stock" means securities of any class or classes the holders of which are ordinarily, in the absence of contingencies, entitled to vote for corporate directors or managers (in the case of a limited liability company) (or persons performing similar functions).

                  (g) solely for purposes of this Third Supplemental Indenture,

                           (1)      the defined term "Business Day" contained in
Section 1.01 of the Base Indenture shall be replaced in its entirety by the following new definition:

                  "Business Day" means a day on which banking institutions in the Borough of Manhattan, New York, New York are not authorized or required by law or regulation to close; and

                           (2)      the defined term "Board of Directors"
contained in Section 1.01 of the Base Indenture shall be deemed to include the Board of Managers of a limited liability company.

                                   ARTICLE II.

                         GENERAL TERMS AND CONDITIONS OF
                                THE SENIOR NOTES

                  SECTION 2.1           Designation and Principal Amount of the
                                        ----------------------------------------
4.80% Series A Notes and the 6.05% Series A Notes.
-------------------------------------------------

                  There is hereby authorized two series of Debt Securities designated as follows:

                  (a) The "4.80% Senior Notes due 2008, Series A", the principal amount of which shall be as set forth in any written order of the Issuer for the authentication and delivery of Senior Notes pursuant to Section 2.4 of the Base Indenture; and

                  (b) The "6.05% Senior Notes due 2013, Series A" , the principal amount of which shall be as set forth in any written order of the Issuer for the authentication and delivery of Senior Notes pursuant to Section
2.4 of the Base Indenture;

provided, however, that Additional Senior Notes may be issued by the Issuer at any time subject to the terms and conditions of the Base Indenture and this Third Supplemental Indenture, provided, that at the time of such issuance no Default or Event of Default shall have occurred and be continuing.

                  The initial principal amount of the 4.80% Series A Notes shall be $ 300,000,000, and the initial principal amount of the 6.05% Series A Notes shall be $ 250,000,000.

                  SECTION 2.2           Maturity of the 4.80% Series A Notes and
                                        ----------------------------------------
the 6.05% Series A Notes.
-------------------------

                  The 4.80% Series A Notes will mature on August 15, 2008 and the 6.05% Series A Notes will mature on August 15, 2013.

                  SECTION 2.3           Interest on the 4.80% Series A Notes and
                                        ----------------------------------------
the 6.05% Series A Notes.
-------------------------

                  Interest shall accrue from the date set forth, and shall be payable on the 4.80% Series A Notes and the 6.05% Series A Notes in the respective amount and as otherwise set forth, in the respective form of such Senior Note appearing in Article VI of this Third Supplemental Indenture.

                  SECTION 2.4           Form of the 4.80% Series A Notes and the
                                        ----------------------------------------
6.05% Series A Notes.
---------------------

                  The form of the 4.80% Series A Notes and the 6.05% Series A Notes shall be substantially in the form provided for in Article VI for such Senior Notes. The terms of each of the 4.80% Series A Notes and the 6.05% Series A Notes form part of this Third Supplemental Indenture. The 4.80% Series A Notes and 6.05% Series A Notes shall be respectively represented by one or more Global Notes in definitive, registered form, without interest coupons. The 4.80% Series A Notes and 6.05% Series A Notes will be initially issued as Global Notes registered in the name of Cede & Co. (as nominee for DTC, New York, New York, which, together with its nominees and their successors, is hereby designated the Depositary for the 4.80% Series A Notes and 6.05% Series A Notes). The 4.80% Series A Notes and 6.05% Series A Notes shall initially contain restrictions on transfer, substantially as described in the form set forth in Section 6.1. Each 4.80% Series A Notes and 6.05% Series A Notes, whether in the form of a Global Note or in certificated form, shall initially bear a non-registration legend and a Restricted Certificate of Transfer, in each case in substantially the form set forth in such form.

                  Beneficial interests in Senior Notes owned by qualified institutional buyers (as defined in Rule 144A under the Securities Act) ("QIBs") or sold to QIBs in reliance upon Rule 144A under the Securities Act will be represented by one or more global certificates registered in the name of Cede & Co., as registered owner and as nominee for DTC, or another nominee designated by DTC (the "Rule 144A Global Notes") in definitive, fully registered form without interest coupons in denominations of US$1,000 and any integral multiples of US$1,000. Senior Notes of each Series sold outside the United States in offshore transactions in reliance on Regulation S under the Securities Act, will be represented by one or more Temporary Global Notes (each, a "Temporary Regulation S Global Note") in definitive, fully registered form without interest coupons in denominations of US$1,000 and any integral multiples of US$1,000, and will be deposited with the Trustee as custodian for DTC and registered in the name of Cede & Co., or another nominee designated by DTC for the respective accounts of Euroclear and Clearstream. The Trustee and the Issuer will have no responsibility under the Indenture for transfers of beneficial interests in the 4.80% Series A Notes or the 6.05% Series A Notes. So long as a Senior Note bears a non-registration legend and a Restricted Certificate of Transfer the Trustee shall authenticate and issue new Senior Notes upon a registration of transfer only upon receipt of a Restricted Certificate of Transfer in the form set forth in Section 6.1 hereof. The Trustee shall refuse to register any transfer of a Senior Note in violation of the legend set forth on such Senior Note and without appropriate completion of the Restricted Certificate of Transfer on such Senior Note.

                  During the Regulation S Restricted Period, beneficial interests in a Temporary Regulation S Global Note may only be held through Euroclear and Clearstream until such interests are exchanged for corresponding interests in an unrestricted Global Note (the "Regulation S Global Note") as provided in the next sentence. A holder of a beneficial interest in a Regulation S Temporary Global Note must provide written certification (an "Owner Senior Notes Certification") to Euroclear or Clearstream, as the case may be, that the beneficial owner of the interest in such Global Note is not a U.S. Person (as defined in Rule 902(k) under the Securities Act) or is a U.S. Person who purchased such beneficial interest in a transaction that did not require registration under the Securities Act in the form set forth in Exhibit A, and Euroclear or Clearstream, as the case may be, must provide to the Trustee a similar certification in the form set forth in Exhibit B (a "Depositary Certification"), prior to any exchange of such beneficial interest for a beneficial interest in a Regulation S Global Note. Any such exchange may take place only after the expiration of the Regulation S Restricted Period. After any such exchange, Holders of beneficial interests of the Regulation S Global Notes may hold such interests through organizations other than Euroclear and Clearstream that are participants in DTC.

                  Subject to the conditions set forth therein and in the Indenture, pursuant to the Registration Rights Agreement, the non-registration legend and the Restricted Certificate of Transfer may be removed or rendered inapplicable in the event of the consummation of an Exchange Offer or upon a resale under an effective Shelf Registration Statement, in each case, in respect of the 4.80% Series A Notes and the 6.05% Series A Notes, as the case may be.

                  SECTION 2.5           Special Transfer Provisions.
                                        ----------------------------

         For the purposes of this Third Supplemental Indenture, unless and until a 4.80% Series A Note or a 6.05% Series A Note is exchanged for an Exchange Note or is resold, in each case in connection with an effective Registration Statement pursuant to the Registration Rights Agreement, the following provisions shall apply to each such Senior Note:

                  (a) Transfers of Interests in a Rule 144A Global Note. With respect to the registration of any proposed transfer of an interest in a Rule 144A Global Note, if the Senior Note to be transferred consists of a Rule 144A Global Note (i) to be transferred to a transferee who takes delivery in the form of an interest in a Temporary Regulation S Global Note or a Regulation S Global Note (if after the Regulation S Restricted Period), the registrar shall register the transfer if such transfer is being made by a proposed transferor who has delivered to the registrar a Restricted Certificate of Transfer substantially in the form set forth in Section 6.1 hereof or (ii) to be transferred to a transferee who takes delivery in the form of an interest in a Rule 144A Global Note, the transfer of such interest may be effected only through the book entry system maintained by the Depositary.

                  (b) Transfers of Interests in a Temporary Regulation S Global Note. With respect to registration of any proposed transfer of an interest in a Temporary Regulation S Global Note to a person who takes delivery in the form of a Restricted Senior Note or an interest in a Rule 144A Global Note, the registrar shall register the transfer of any Senior Note if the proposed transferor has delivered to the Issuer a Restricted Certificate of Transfer from the transferor substantially in the form set forth in Section 6.1 hereof or a certificate from the transferee advising the Issuer that it is purchasing the Senior Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and that the Senior Notes delivered to it shall bear the Rule 144A Legend and acknowledges that it has received such information regarding the Issuer as it has requested pursuant to Rule 144A and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A. The Issuer shall use its best efforts to cause the Depositary to ensure that beneficial interests in a Regulation S Temporary Global Note may be held only in or through accounts maintained at the Depositary by or on behalf of Euroclear or Clearstream, and no Person shall be entitled to effect any transfer or exchange that would result in any such interest being held otherwise than in or through such account, except as provided in this Section 2.5.

                  SECTION 2.6           Designation and Principal Amount of the
                                        ----------------------------------------
4.80% Series B Notes and the 6.05% Series B Notes.
-------------------------------------------------

                  There is hereby authorized two series of Debt Securities designated as follows:

                  (a) The "4.80% Senior Notes due 2008, Series B", the principal amount of which shall be as set forth in any written order of the Issuer for the authentication and delivery of Senior Notes pursuant to Section 2.4 of the Base Indenture; and

                  (b) The "6.05% Senior Notes due 2013, Series B", the principal amount of which shall be as set forth in any written order of the Issuer for the authentication and delivery of Senior Notes pursuant to Section 2.4 of the Base Indenture;

provided, however, that Additional Senior Notes may be issued by the Issuer at any time subject to the terms and conditions of the Base Indenture and this Third Supplemental Indenture, provided, that at the time of such issuance no Default or Event of Default shall have occurred and be continuing.

                  The initial principal amount of the 4.80% Series B Notes shall not exceed $300,000,000, and the initial principal amount of the 6.05% Series B Notes shall not exceed $250,000,000.

                  SECTION 2.7           Maturity of the 4.80% Series B Notes and
                                        ----------------------------------------
the 6.05% Series B Notes.
-------------------------

                  The 4.80% Series B Notes will mature on August 15, 2008 and the 6.05% Series B Notes will mature on August 15, 2008.

                  SECTION 2.8           Interest on the 4.80% Series B Notes and
                                        ----------------------------------------
the 6.05% Series B Notes.
-------------------------

                  Interest shall accrue from the date set forth, and shall be payable on the 4.80% Series B Notes and the 6.05% Series B Notes in the respective amount and as otherwise set forth, in the respective form of such Senior Note appearing in Article VI of this Third Supplemental Indenture.

                  SECTION 2.9           Form of the 4.80% Series B Notes and the
                                        ----------------------------------------
6.05% Series B Notes.
---------------------

                  The form of each of the 4.80% Series B Notes and the 6.05% Series B Notes shall be substantially in the form provided for in Article VI for such Senior Notes, and such Senior Notes, being Exchange Notes, shall not contain terms with respect to transfer restrictions (unless they are Private Exchange Notes) or additional interest payable upon the occurrence of a Registration Default. The terms of the 4.80% Series B Notes and the 6.05% Series B Notes form part of this Third Supplemental Indenture. The 4.80% Series B Notes and 6.05% Series B Notes shall be respectively represented by one or more Global Notes in definitive, registered form, without interest coupons. The 4.80% Series B Notes and 6.05% Series B Notes will be initially issued as Global Notes registered in the name of Cede & Co. (as nominee for DTC, New York, New York, which, together with its nominees and their successors, is hereby designated the Depositary for the 4.80% Series B Notes and 6.05% Series B Notes).

                  SECTION 2.10          Redemption of the Senior Notes.
                                        ------------------------------

                  The Senior Notes will be redeemable as a whole or in part, at the option of the Issuer at any time, at a redemption price equal to the greater of (i) 100% of the principal amount of such Senior Notes and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points in the case of the 4.80% Senior Notes due 2008 or 25 basis points in the case of the 6.05% Senior Notes due 2013, plus in each case accrued and unpaid interest thereon to the date of redemption.

                  Notice of any redemption will be mailed at least 30 days but not more than 60 days before the redemption date by the Issuer or by the Trustee on the Issuer's behalf to each Holder of Senior Notes to be redeemed.

                  Unless the Issuer defaults in payment of the redemption price, on and after the applicable redemption date interest will cease to accrue on the Senior Notes or portions thereof called for redemption.

                                  ARTICLE III.

                                    COVENANTS

                  SECTION 3.1           Limitation on Restricted Payments.
                                        ----------------------------------

                  (a) So long as any of the Senior Notes are outstanding and during any time that such Senior Notes are rated below Baa3 (or an equivalent rating) by Moody's and below BBB- (or an equivalent rating) by Standard & Poor's, the Issuer will not, and will not permit any of its Restricted Subsidiaries, directly or indirectly, to:

                           (i) declare or pay any dividend or make any
                  distribution on the Capital Stock of the Issuer to the direct or indirect holders of its Capital Stock (except dividends or distributions payable solely in its Non-Convertible Capital Stock or in options, warrants or other rights to purchase such Non-Convertible Capital Stock and except dividends or distributions payable to the Issuer or a Subsidiary of the Issuer);

                           (ii) purchase, redeem or otherwise acquire or retire
for value any Capital Stock of the Issuer; or

                           (iii) make any Loan to Southern Union or any of its
Affiliates that is not a Subsidiary of the Issuer;

(any such dividend, distribution, purchase, redemption, other acquisition, retirement or Loan described in (i) through (iii) above being hereinafter referred to as a "Restricted Payment"), unless at the time the Issuer or such Restricted Subsidiary makes such Restricted Payment and after giving effect thereto:

                                    (1)     no Default or Event of Default shall
                                     have occurred and be continuing (or would result therefrom);

                                    (2) the Issuer's Fixed Charge Coverage Ratio
                                     is greater than or equal to 2.2; and

                                    (3) the Issuer's Leverage Ratio is less than
                                     or equal to 55%.

                  Notwithstanding the foregoing, the Issuer or any of its Restricted Subsidiaries may declare, make or pay any Restricted Payment, if at the time the Issuer or such Restricted Subsidiary makes such Restricted Payment and after giving effect thereto:

                                    (1)     no Default or Event of Default shall
                                    have occurred and be continuing (or would result therefrom); and

                                    (2) the aggregate amount of such Restricted
                                    Payment and all other Restricted Payments made since the original date of issuance of the Initial Senior Notes would not exceed the sum of:

                                    (A) $175 million;

                                    (B) 75% of Adjusted Consolidated Net Income accumulated since the original date of issuance of the Initial Senior Notes to the end of the most recent fiscal quarter ending at least 45 days prior to the date of such Restricted Payment; and

                                    (C) the aggregate net cash proceeds received by the Issuer after the original date of issuance of the Initial Senior Notes from capital contributions or the issuance of Capital Stock of the Issuer to a Person who is not a Subsidiary of the Issuer, or from the issuance to such a Person of options, warrants or other rights to acquire such Capital Stock of the Issuer.

                  None of the foregoing provisions will prohibit:

                           (i) dividends or other distributions paid in respect
                  of any class of Capital Stock issued by the Issuer in connection with the acquisition of any business or assets by the Issuer or a Restricted Subsidiary where the dividends or other distributions with respect to such Capital Stock are payable solely from the net earnings of such business or assets;

                           (ii) any purchase or redemption of Capital Stock of
                  the Issuer made by exchange for, or out of the proceeds of the substantially concurrent sale of, Non-Convertible Capital Stock of the Issuer; or

                           (iii) dividends paid within 60 days after the date of
                  declaration thereof if at such date of declaration such dividends would have complied with this covenant.

                  SECTION 3.2           Limitation on Liens.
                                        -------------------

                  (a) The Issuer shall not, nor will it permit any Restricted Subsidiary to, create, assume, incur or suffer to exist any Lien upon any Principal Property, whether owned or leased on the date of the Indenture or thereafter acquired, to secure any Debt of the Issuer or any other Person (other than the Senior Notes), without in any such case making effective provision whereby all of the Senior Notes outstanding shall be secured equally and ratably with, or prior to, such Debt so long as such Debt shall be so secured. There is excluded from this restriction:

                           (i) any Lien upon any property or assets of the
                  Issuer or any Restricted Subsidiary in existence on the date of the Indenture or created pursuant to an "after-acquired property" clause or similar term in existence on the date of the Indenture or any mortgage, pledge agreement, security agreement or other similar instrument in existence on the date of the Indenture;

                           (ii) any Lien upon any property or assets created at
                  the time of acquisition of such property or assets by the Issuer or any Restricted Subsidiary or within 18 months after such time to secure all or a portion of the purchase price for such property or assets or Debt incurred to finance such purchase price, whether such Debt was incurred prior to, at the time of or within 18 months of such acquisition;

                           (iii) any Lien upon any property or assets existing
                  thereon at the time of the acquisition thereof by the Issuer or any Restricted Subsidiary (whether or not the obligations secured thereby are assumed by the Issuer or any Restricted Subsidiary);

                           (iv) any Lien upon any property or assets of a Person
                  existing thereon at the time such Person becomes a Restricted Subsidiary by acquisition, merger or otherwise (whether or not such Lien was created in anticipation of such acquisition);

                           (v) any Lien securing obligations assumed by the
                  Issuer or any Restricted Subsidiary existing at the time of the acquisition by the Issuer or any Restricted Subsidiary of the property or assets subject to such Lien or at the time of the acquisition of the Person which owns such property or assets;

                           (vi) any Lien on property to secure all or part of
                  the cost of construction or improvements thereon or to secure Debt incurred prior to, at the time of, or within 18 months after completion of such construction or making of such improvements, to provide funds for any such purpose;

                           (vii) any Lien in favor of the Issuer or any
                  Restricted Subsidiary;

                           (viii) any Lien created or assumed by the Issuer or
                  any Restricted Subsidiary in connection with the issuance of Debt the interest on which is excludable from gross income of the holder of such Debt pursuant to the Internal Revenue Code of 1986, as amended, or any successor statute, for the purpose of financing, in whole or in part, the acquisition or construction of property or assets to be used by the Issuer or any Subsidiary;

                           (ix) any Lien upon property or assets of any foreign
                  Restricted Subsidiary to secure Debt of that foreign Restricted Subsidiary;

                           (x) Permitted Liens;

                           (xi) any Lien created by any program providing for
                  the financing, sale or other disposition of trade or other receivables classified as current assets in accordance with United States generally accepted accounting principles entered into by the Issuer or by a Subsidiary of the Issuer, provided that such program is on terms customary for similar transactions, or any document executed by any Subsidiary of the Issuer in connection therewith, provided that such Lien is limited to the trade or other receivables in respect of which such program is created or exists, and the proceeds thereof;

                           (xii) any Lien upon any additions, improvements,
                  replacements, repairs, fixtures, appurtenances or component parts thereof attaching to or required to be attached to property or assets pursuant to the terms of any mortgage, pledge agreement, security agreement or other similar instrument, creating a Lien upon such property or assets permitted by clauses (i) through (xi), inclusive, above; or

                           (xiii) any extension, renewal, refinancing, refunding
                  or replacement (or successive extensions, renewals, refinancing, refundings or replacements) of any Lien, in whole or in part, that is referred to in clauses (i) through (vi), inclusive, above (and Liens related thereto referred to in clause (xii) above), or of any Debt secured thereby; provided, however, that the principal amount of Debt secured thereby shall not exceed the greater of the principal amount of Debt so secured at the time of such extension, renewal, refinancing, refunding or replacement and the original principal amount of Debt so secured (plus in each case the aggregate amount of premiums, other payments, costs and expenses paid or incurred in connection with such extension, renewal, refinancing, refunding or replacement); provided further, however, that such extension, renewal, refinancing, refunding or replacement shall be limited to all or a part of the property (including improvements, alterations and repairs on such property) subject to the encumbrance so extended, renewed, refinanced, refunded or replaced (plus improvements, alterations and repairs on such property).

                  Notwithstanding the foregoing, the Issuer may, and may permit any Restricted Subsidiary to, create, assume, incur, or suffer to exist any Lien upon any Principal Property to secure Debt of the Issuer or any other Person (other than the Senior Notes) that is not otherwise excepted by clauses (i) through (xiii), inclusive, above without securing the Senior Notes, provided that the aggregate principal amount of all Debt then outstanding secured by such Lien and all similar Liens, together with all net sale proceeds from Sale-Leaseback Transactions (excluding Sale-Leaseback Transactions permitted by clauses (i) through (iv), inclusive, of Section 3.3(a) of this Third Supplemental Indenture) does not exceed the greater of 15% of Consolidated Net Tangible Assets or 15% of Total Capital.

                  SECTION 3.3           Restriction on Sale-Leasebacks.
                                        -------------------------------

                  (a) The Issuer shall not, nor shall it permit any Restricted Subsidiary to, engage in a Sale-Leaseback Transaction, unless:

                           (i) the Sale-Leaseback Transaction occurs within 18
                  months from the date of acquisition of the Principal Property subject thereto or the date of the completion of construction or commencement of full operations on such Principal Property, whichever is later;

                           (ii) the Sale-Leaseback Transaction involves a lease
                  for a period, including renewals, of not more than four years;

                           (iii) the Issuer or such Restricted Subsidiary would
                  be entitled to incur Debt secured by a Lien on the Principal Property subject thereto (pursuant to clauses (i) through (xiii), inclusive, of the first paragraph of Section 3.2(a) of this Third Supplemental Indenture) in a principal amount equal to or exceeding the net sale proceeds from the Sale-Leaseback Transaction without securing the Senior Notes; or

                           (iv) the Issuer or such Restricted Subsidiary, within
                  an 18-month period after such Sale-Leaseback Transaction, applies or causes to be applied an amount not less than the net sale proceeds from such Sale-Leaseback Transaction to (A) the repayment, redemption or retirement of Funded Debt of the Issuer or any Subsidiary of the Issuer, or (B) investment in another Principal Property or in a Subsidiary of the Issuer which owns another Principal Property.

                  Notwithstanding the foregoing, the Issuer may, and may permit any Restricted Subsidiary to, effect any Sale-Leaseback Transaction that is not otherwise excepted by clauses (i) through (iv), inclusive, above, provided that the net sale proceeds from such Sale-Leaseback Transaction, together with the aggregate principal amount of outstanding Debt (other than the Senior Notes) secured by Liens upon any Principal Properties not excepted by clauses (i) through (xiii), inclusive, of Section 3.2(a) of this Third Supplemental Indenture, do not exceed the greater of 15% of Consolidated Net Tangible Assets or 15% of Total Capital.

                  SECTION 3.4            Financial Information.
                                         ---------------------

                  Whether or not required by the SEC's rules and regulations, so long as any Senior Notes are outstanding, the Issuer shall furnish to the Holders of the Senior Notes, within the time periods specified in the SEC's rules and regulations:

         (1) all quarterly and annual reports that would be required to be filed with the SEC on Forms 10-Q and 10-K if the Issuer was required to file such reports; and

         (2) all current reports that would be required to be filed with the SEC on Form 8-K if the Issuer was required to file such reports.

                  The Issuer will be required to prepare all such reports in all material respects in accordance with all applicable rules and regulations. The Issuer will include in each annual report on Form 10-K a report on its consolidated financial statements by its certified public accountant. In addition, whether or not required by the SEC, the Issuer shall file a copy of each of the reports referred to in clauses (1) and (2) above with the SEC for public availability within the time periods specified in the SEC's applicable rules and regulations (unless the SEC will not accept such a filing) and make that information available to securities analysts and prospective investors upon request.

                  This Issuer currently files reports with the SEC on a voluntary basis. Following the consummation of the Exchange Offer contemplated by the Registration Rights Agreement, the Issuer will be required under the Exchange Act to file such reports. If, at any time after consummation of the Exchange Offer contemplated by the Registration Rights Agreement, the Issuer is no longer subject to the periodic reporting requirements of the Exchange Act for any reason, the Issuer will nevertheless continue filing the reports specified in the preceding paragraphs with the SEC within the time periods specified above unless the SEC will not accept such a filing. The Issuer agrees not to take any action for the purpose of causing the SEC not to accept any such filings. If, notwithstanding the foregoing, the SEC will not accept the Issuer's filings for any reason, the Issuer will post the reports referred to in this Section 3.4 on the website www.panhandleenergy.com within the time periods that would apply if the Issuer was required to file those reports with the SEC.

                  For so long as any Senior Notes remain outstanding, at any time the Issuer is not required to file the reports required by this Section 3.4 with the SEC, the Issuer shall furnish at the Issuer's cost to the Holders and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

                  SECTION 3.5           Applicability of Covenants.
                                        ---------------------------

                  Unless otherwise stated herein, the foregoing covenants contained in this Article III shall only be in effect so long as any of the Senior Notes are outstanding.

                                   ARTICLE IV.

                                     DEFAULT

                  SECTION 4.1           General.
                                        -------

                  All of the events specified in paragraphs (1) through (6) in
Section 6.01(a) of the Base Indenture shall be "Events of Default" with respect to each Series of Senior Notes.

                  SECTION 4.2           Additional Event of Default.
                                        ----------------------------

                  The following event shall be an "Event of Default" with respect to each Series of Senior Notes: as a result of any action taken by the Issuer or its direct or indirect equity holders, there is a change in the Issuer's federal income tax status or a change in the deemed issuer of any Senior Note of such Series for federal income tax purposes, unless (i) Holders of more than 50% in principal amount of the applicable Series of the Senior Notes consent to such change or (ii) (a) the Issuer certifies to the Trustee that it has received a ruling from the Internal Revenue Service or (b) the Issuer delivers to the Trustee an opinion of nationally recognized independent counsel reasonably acceptable in form and substance to the Trustee, in either case to the effect that the Holders of the applicable Series of Senior Notes will not recognize income, gain or loss for federal income tax purposes as a result of the change and that such Holders will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if the change had not occurred.

                                   ARTICLE V.

                                   DEFEASANCE

                  SECTION 5.1           General.
                                        -------

                  All of the provisions of Article XI of the Base Indenture shall be applicable to the Senior Notes.

                  SECTION 5.2           Covenant Defeasance.
                                        -------------------

                  With respect to and pursuant to the terms of Section 11.02(b) of the Base Indenture, the release of covenant obligations provided for therein shall, with respect to the Senior Notes, also apply to Section 3.1, Section 3.2, and Section 3.3 of this Third Supplemental Indenture.

                                   ARTICLE VI.

                              FORM OF SENIOR NOTES

                   SECTION 6.1      Form of Senior Notes.
                                    ---------------------

                  The 4.80% Series A Notes, 6.05% Series A Notes, 4.80% Series B Notes and 6.05% Series B Notes, and the Trustee's Certificate of Authentication to be endorsed thereon, are to be substantially in the following forms:

      (FORM OF FACE OF 4.80% SENIOR NOTES DUE 2008, SERIES A, 6.05% SENIOR NOTES DUE 2013, SERIES A, AND PRIVATE EXCHANGE NOTES)

                  Unless and until a Security is exchanged for an Exchange Note (except for a Private Exchange Note) or sold in connection with an effective Registration Statement pursuant to the Registration Rights Agreement, (i) the Rule 144A Global Notes shall bear the legend set forth below on the face thereof and (ii) the Regulation S Global Notes shall bear the legend set forth below on the face thereof until at least the 41st day after the original issue date of the Senior Notes and receipt by the Issuer and the Trustee of a certificate substantially in the form contained in Section 6.1 hereof.

                  [For each Rule 144A Global Note add the following legend (the "Rule 144A Legend"):

                  THE SENIOR NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS SENIOR NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A ("RULE 144A") UNDER THE SECURITIES ACT),
                  (2) AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER THIS SENIOR NOTE EXCEPT (A) TO PANHANDLE EASTERN PIPE LINE COMPANY, LLC, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SENIOR NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN EACH CASE TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SENIOR NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT PANHANDLE EASTERN PIPE LINE COMPANY, LLC AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (E) ABOVE TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, BUT ONLY IF THIS SENIOR NOTE IS NOT A GLOBAL NOTE (AS DEFINED IN THE INDENTURE REFERRED TO HEREIN), TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SENIOR NOTE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO PANHANDLE EASTERN PIPE LINE COMPANY, LLC AND THE TRUSTEE.]

                  [For each Temporary Regulation S Global Note add the following legend (the "Regulation S Legend"):

                           THE SENIOR NOTES HAVE NOT BEEN REGISTERED UNDER THE
                  SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS SENIOR NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. BY ITS ACQUISITION HEREOF, THE HOLDER
                  (1) REPRESENTS THAT IT IS NOT A "U.S. PERSON" (AS DEFINED IN REGULATION S ("REGULATION S") UNDER THE SECURITIES ACT), (2) AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER THIS SENIOR NOTE PRIOR TO THE DATE WHICH IS 40 DAYS AFTER THE ORIGINAL ISSUE DATE OF THE SENIOR NOTES (THE "REGULATION S RESTRICTED PERIOD") EXCEPT (A) TO PANHANDLE EASTERN PIPE LINE COMPANY, LLC, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SENIOR NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A ("RULE 144A") UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN EACH CASE TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SENIOR NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT PANHANDLE EASTERN PIPE LINE COMPANY, LLC AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (E) ABOVE TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, BUT ONLY IF THIS SENIOR NOTE IS NOT A GLOBAL NOTE (AS DEFINED IN THE INDENTURE REFERRED TO HEREIN), TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SENIOR NOTE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO PANHANDLE EASTERN PIPE LINE COMPANY, LLC AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE TERMINATION OF THE REGULATION S RESTRICTED PERIOD FOLLOWING COMPLIANCE WITH THE CERTIFICATION REQUIREMENTS SET FORTH IN THE INDENTURE.]

                  This Security is a Global Note within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depositary or a nominee of the Depositary. This Security is exchangeable for Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and may not be transferred except as a whole by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such a successor Depositary.

                  Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                  Unless and until it is exchanged in whole or in part for Securities in definitive registered form in accordance with the provisions of the Indenture applicable to such exchange, this certificate may not be transferred except as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC or by DTC or any such nominee to a successor Depository or a nominee of such successor Depository.

CUSIP No. [      ]                                               $[        ]

                    Panhandle Eastern Pipe Line Company, LLC

                               [4.80% SENIOR NOTE
                      DUE 2008, SERIES A][6.05% SENIOR NOTE
                               DUE 2013, SERIES A]



                  PANHANDLE EASTERN PIPE LINE COMPANY, LLC, a Delaware limited liability company (the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [Amount in Words] dollars ($[ ]) on [ ], 20[ ] ("Maturity") and to pay interest thereon from [ ], 200[ ] (the "Original Issue Date") or from the most recent interest payment date (each such date, an "Interest Payment Date") to which interest has been paid or duly provided for, semi-annually in arrears on February 15th and August 15th in each year, commencing [ ], 2003 and at Maturity at the rate of [ ]% per annum, until the principal hereof shall have become due and payable, and on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum; provided that if any Registration Default with respect to this Senior Note occurs under the Registration Rights Agreement, then the per annum interest rate on this Senior Note will increase for the period from the occurrence of such Registration Default until such time as no Registration Default is in effect with respect to this Senior Note (at which time the interest rate will be reduced to its initial rate) at a per annum rate of 0.25% for the first 90-day period following the occurrence of such Registration Default, and by an additional 0.25% thereafter (up to a maximum of 0.50%). The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Senior
Note is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the person in whose name this Senior Note (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the regular record date for such interest installment which shall be the close of business on the 1st day of the calendar month in which such Interest Payment Date occurs. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered holders on such regular record date, and may be paid to the person in whose name this Senior Note (or one or more Predecessor Securities) is registered at the close of business on a special record date to be fixed by the Trustee (as defined below) for the payment of such defaulted interest, notice whereof shall be given to the registered holders of this series of Senior Notes not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Senior Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Any accrued and unpaid interest (including any additional interest payable upon the occurrence of a Registration Default) on this Senior Note upon the issuance of an Exchange Note (as defined in the Indenture) or a Private Exchange Note (as defined in the Indenture) in exchange for this Senior Note shall cease to be payable to the holder hereof and shall be payable on the next Interest Payment Date for such Exchange Note or Private Exchange Note to the holder thereof on the related regular record date. The principal of (and premium, if any) and the interest on this Senior Note shall be payable at the office or agency of the Trustee maintained for that purpose in any coin or currency of the United States of America which at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer by check mailed to the registered holder at such address as shall appear in the Security Register.

                  This Senior Note shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

                  The provisions of this Senior Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be executed.

Dated [      ], 2003

                                  PANHANDLE EASTERN PIPE LINE COMPANY, LLC

                                  By
                                    --------------------------------------------
                                     Name:
                                     Title:

Attest:



By
   -----------------------------------------
       Name:
       Title:





                     (FORM OF CERTIFICATE OF AUTHENTICATION)
                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Senior Notes of the series of Senior Notes described in the within-mentioned Indenture.

BANK ONE TRUST COMPANY, NATIONAL
ASSOCIATION, as Trustee



By
    ----------------------------------------
        Authorized Signatory

                        (FORM OF REVERSE OF SENIOR NOTE)

                  This Senior Note is one of a duly authorized series of Securities of the Issuer (herein sometimes referred to as the "Senior Notes"), specified in the Indenture, issued or to be issued in one or more series under and pursuant to an indenture (the "Base Indenture") dated as of March 29, 1999 among the Issuer, CMS Panhandle Holding Company, a Michigan corporation (which has merged into the Issuer), and NBD Bank, as trustee (predecessor to Bank One Trust Company, National Association), further supplemented by the Third Supplemental Indenture dated as of August 18, 2003 between the Issuer and Bank One Trust Company, National Association, as trustee (the "Trustee") (the Base Indenture as so supplemented, hereinafter being referred to as the "Indenture"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the holders of the Senior Notes. By the terms of the Indenture, the Senior Notes are issuable in series which may vary as to amount, date of maturity, rate of interest and in other respects as in the Indenture provided. This series of Senior Notes is not limited in aggregate principal amount, as specified in said Third Supplemental Indenture.

                  The Senior Notes are redeemable at the option of the Issuer at any time and from time to time, in whole or in part, upon not less than 30 days nor more than 60 days notice to each holder of such Senior Notes, at a redemption price equal to the greater of (i) 100% of the principal amount of such Senior Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus [ ] basis points1 plus in each case accrued and unpaid interest thereon to the date of redemption. Unless there is a default in the payment of the redemption price, on and after the applicable redemption date, interest will cease to accrue on the Senior Notes or portions thereof called for redemption.

                  "Comparable Treasury Issue" means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Senior Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of such Senior Notes.

                  "Comparable Treasury Price" means, with respect to any redemption date, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

                  "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Issuer.

                  "Reference Treasury Dealer" means each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. or their affiliates plus three others which are primary U.S. Government securities dealers, and their respective successors; provided, however, that if any of the foregoing or their affiliates shall cease to be a primary U.S. Government securities dealer in The City of New York (a "Primary Treasury Dealer"), the Issuer shall substitute therefor another Primary Treasury Dealer.

                  "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m. New York time on the third Business Day preceding such redemption date.

                  "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

                  The Issuer may purchase the Senior Notes in the open market, by tender or otherwise. Senior Notes so purchased may be held, resold or surrendered to the Trustee for cancellation. If applicable, the Issuer will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other securities laws and regulations in connection with any such purchase.

                  No sinking fund is provided for the Senior Notes.

                  If an Event of Default with respect to this Senior Note shall occur and be continuing, the principal of this Senior Note may be declared due and payable in the manner and with the effect provided in the Indenture.

                  The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Senior Note or (ii) certain restrictive covenants and certain other obligations with respect to this Senior Note, in each case upon compliance with certain conditions set forth therein.

                  The Indenture permits, with certain exceptions as therein provided, modifications and amendments of the Indenture by the Issuer and the Trustee with the consent of the holders of a majority in aggregate principal amount of the outstanding Senior Notes.

                  The Indenture provides that the holders of a majority in aggregate principal amount of the outstanding Senior Notes may, on behalf of the holders of all Senior Notes, modify or eliminate restrictive covenants, which right includes the right to waive insofar as the Senior Notes are concerned, compliance by the Issuer with certain restrictive provisions of the Indenture.

                  The Indenture provides that the holders of a majority in aggregate principal amount of the outstanding Senior Notes may, on behalf of all holders of Senior Notes, waive any past default under the Indenture with respect to any Senior Notes, except a default (i) in the payment of principal of, or premium, if any, or any interest on any Senior Note; or (ii) in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the holder of each outstanding Senior Note affected.

                  The Indenture provides that, subject to the duty of the Trustee during default to act with the required standard of care, the Trustee will be under no obligation to exercise any of its rights or powers under the Indenture at the request or direction of any of the holders, unless such holders shall have offered to the Trustee reasonable indemnity. Subject to such provisions for the indemnification of the Trustee, the holders of a majority in aggregate principal amount of the outstanding Senior Notes have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Senior Notes; provided, however, that the Trustee shall not be obligated to take any action unduly prejudicial to holders not joining in such direction or involving the Trustee in personal liability.

                  No reference herein to the Indenture and no provision of this Senior Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Senior Note at the times, place and rate, and in the coin or currency, herein prescribed.

                  As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Senior Note is registrable in the Security Register, upon surrender of this Senior Note for registration of transfer at the office or agency of the Issuer in any place where the principal of and any premium and interest on this Senior Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Senior Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Senior Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Senior Notes are exchangeable for a like aggregate principal amount of Senior Notes and of like tenor of a different authorized denomination, as requested by the holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Issuer shall not be required to (a) issue, exchange or register the transfer of this Senior Note for a period of 15 days next preceding the mailing of the notice of redemption of Senior Notes or (b) exchange or register the transfer of any Senior Note or any portion thereof selected, called or being called for redemption, except in the case of any Senior Note to be redeemed in part, the portion thereof not so to be redeemed.

                  Prior to due presentment of this Senior Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Senior Note is registered as the owner hereof for all purposes, whether or not this Senior Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  No recourse shall be had for the payment of the principal of or the interest on this Senior Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Issuer or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

                  All terms used in this Senior Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

[IF SENIOR NOTE IS A RESTRICTED SENIOR NOTE -

                      (RESTRICTED CERTIFICATE OF TRANSFER)

FOR VALUE RECEIVED, THE UNDERSIGNED HEREBY SELL(S), ASSIGN(S) AND TRANSFER(S) UNTO ______________________


(Please print or typewrite name and address including postal zip code, of assignee)
                 ----------------------------------

(PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE)

                 ==================================
                 ----------------------------------

the within Senior Note and all rights thereunder, and hereby irrevocably constitutes and appoints
                 ----------------------------------

to transfer said Senior Note on the books of the Issuer, with full power of substitution in the premises.

The undersigned certifies that said Senior Note is being resold, pledged or otherwise transferred as follows: (check one)

[ ]      to the Issuer;

[ ] to a Person whom the undersigned reasonably believes is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") purchasing for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or other transfer is being made in reliance on Rule 144A;

[ ] in an offshore transaction in accordance with Rule 903 or 904 of Regulation S under the Securities Act;

[ ] as otherwise permitted by the non-registration legend appearing on this Senior Note; or

[ ] as otherwise agreed by the Issuer, confirmed in writing to the Trustee, as follows: (describe)

         -----------------------------------------------------------

         -----------------------------------------------------------
Dated:  ______________________              ______________________]
                               [Name of Assignor]

[IF SENIOR NOTE IS NOT A RESTRICTED SENIOR NOTE -

                            (CERTIFICATE OF TRANSFER)

                  FOR VALUE RECEIVED, THE UNDERSIGNED HEREBY SELL(S),
             ASSIGN(S) AND TRANSFER(S) UNTO ______________________

(Please print or typewrite name and address including postal zip code, of assignee)
         ===========================================================

(PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE)
         ===========================================================

the within Senior Note and all rights thereunder, and hereby irrevocably constitutes and appoints
_______________________ to transfer said Senior Note on the books of the Issuer, with full power of substitution in the premises.

Dated: _______________________                       ______________________]
                                                        [Name of Assignor]

           (FORM OF FACE OF 4.80% SENIOR NOTES DUE 2008, SERIES B AND
                     6.05% SENIOR NOTES DUE 2013, SERIES B)


                  This Security is a Global Note within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depositary or a nominee of the Depositary. This Security is exchangeable for Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and may not be transferred except as a whole by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such a successor Depositary.

                  Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                  Unless and until it is exchanged in whole or in part for Securities in definitive registered form in accordance with the provisions of the Indenture applicable to such exchange, this certificate may not be transferred except as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC or by DTC or any such nominee to a successor Depository or a nominee of such successor Depository.



CUSIP No. [       ]                                             $[        ]

                    Panhandle Eastern Pipe Line Company, LLC

                               [4.80% SENIOR NOTE
                      DUE 2008, SERIES B][6.05% SENIOR NOTE
                               DUE 2013, SERIES B]

                  PANHANDLE EASTERN PIPE LINE COMPANY, LLC, a Delaware limited liability company (the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [Amount in Words] dollars ($[ ]) on [ ], 20[ ] ("Maturity") and to pay interest thereon from [ ], 200[ ] (the "Original Issue Date") or from the most recent interest payment date (each such date, an "Interest Payment Date") to which interest has been paid or duly provided for, semi-annually in arrears on February 15th and August 15th in each year, commencing [ ] and at Maturity at the rate of [ ]% per annum, until the principal hereof shall have become due and payable, and on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum. The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Senior Note is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the person in whose name this Senior Note (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the regular record date for such interest installment which shall be the close of business on the 1st day of the calendar month in which such Interest Payment Date occurs. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered holders on such regular record date, and may be paid to the person in whose name this Senior Note (or one or more Predecessor Securities) is registered at the close of business on a special record date to be fixed by the Trustee (as defined below) for the payment of such defaulted interest, notice whereof shall be given to the registered holders of this series of Senior Notes not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Senior Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The principal of (and premium, if any) and the interest on this Senior Note shall be payable at the office or agency of the Trustee maintained for that purpose in any coin or currency of the United States of America which at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer by check mailed to the registered holder at such address as shall appear in the Security Register.

                  This Senior Note shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

                  The provisions of this Senior Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be executed.

Dated [       ]

                        PANHANDLE EASTERN PIPE LINE COMPANY, LLC


                        By _____________________________
                                                     Name:
                                                     Title:

Attest:

By _________________________________
Name:
Title:










                  (FORM OF CERTIFICATE OF AUTHENTICATION)

                  CERTIFICATE OF AUTHENTICATION

                  This is one of the Senior Notes of the series of Senior Notes described in the within-mentioned Indenture.

                  BANK ONE TRUST COMPANY, NATIONAL
                  ASSOCIATION, as Trustee


                  By______________________
                      [Authorized Signatory]

                  (FORM OF REVERSE OF SENIOR NOTE)

                  This Senior Note is one of a duly authorized series of Securities of the Issuer (herein sometimes referred to as the "Senior Notes"), specified in the Indenture, issued or to be issued in one or more series under and pursuant to an indenture (the "Base Indenture") dated as of March 29, 1999 among the Issuer, CMS Panhandle Holding Company, a Michigan corporation (which has merged into the Issuer), and NBD Bank, as trustee (predecessor to Bank One Trust Company, National Association), further supplemented by the Third Supplemental Indenture dated as of August 18, 2003 between the Issuer and Bank One Trust Company, National Association, as trustee (the "Trustee") (the Base Indenture as so supplemented, hereinafter being referred to as the "Indenture"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the holders of the Senior Notes. By the terms of the Indenture, the Senior Notes are issuable in series which may vary as to amount, date of maturity, rate of interest and in other respects as in the Indenture provided. This series of Senior Notes is not limited in aggregate principal amount, as specified in said Third Supplemental Indenture.

                  The Senior Notes are redeemable at the option of the Issuer at any time and from time to time, in whole or in part, upon not less than 30 days nor more than 60 days notice to each holder of such Senior Notes, at a redemption price equal to the greater of (i) 100% of the principal amount of such Senior Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus [ ] basis points2, plus in each case accrued and unpaid interest thereon to the date of redemption. Unless there is a default in the payment of the redemption price, on and after the applicable redemption date, interest will cease to accrue on the Senior Notes or portions thereof called for redemption.

                  "Comparable Treasury Issue" means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Senior Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of such Senior Notes.

                  "Comparable Treasury Price" means, with respect to any redemption date, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

                  "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Issuer.

                  "Reference Treasury Dealer" means each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. or their affiliates plus three others which are primary U.S. Government securities dealers, and their respective successors; provided, however, that if any of the foregoing or their affiliates shall cease to be a primary U.S. Government securities dealer in The City of New York (a "Primary Treasury Dealer"), the Issuer shall substitute therefor another Primary Treasury Dealer.

                  "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m. New York time on the third Business Day preceding such redemption date.

                  "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

                  The Issuer may purchase the Senior Notes in the open market, by tender or otherwise. Senior Notes so purchased may be held, resold or surrendered to the Trustee for cancellation. If applicable, the Issuer will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other securities laws and regulations in connection with any such purchase.

                  No sinking fund is provided for the Senior Notes.

                  If an Event of Default with respect to this Senior Note shall occur and be continuing, the principal of this Senior Note may be declared due and payable in the manner and with the effect provided in the Indenture.

                  The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Senior Note or (ii) certain restrictive covenants and certain other obligations with respect to this Senior Note, in each case upon compliance with certain conditions set forth therein.

                  The Indenture permits, with certain exceptions as therein provided, modifications and amendments of the Indenture by the Issuer and the Trustee with the consent of the holders of a majority in aggregate principal amount of the outstanding Senior Notes.

                  The Indenture provides that the holders of a majority in aggregate principal amount of the outstanding Senior Notes may, on behalf of the holders of all Senior Notes, modify or eliminate restrictive covenants, which right includes the right to waive insofar as the Senior Notes are concerned, compliance by the Issuer with certain restrictive provisions of the Indenture.

                  The Indenture provides that the holders of a majority in aggregate principal amount of the outstanding Senior Notes may, on behalf of all holders of Senior Notes, waive any past default under the Indenture with respect to any Senior Notes, except a default (i) in the payment of principal of, or premium, if any, or any interest on any Senior Note; or (ii) in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the holder of each outstanding Senior Note affected.

                  The Indenture provides that, subject to the duty of the Trustee during default to act with the required standard of care, the Trustee will be under no obligation to exercise any of its rights or powers under the Indenture at the request or direction of any of the holders, unless such holders shall have offered to the Trustee reasonable indemnity. Subject to such provisions for the indemnification of the Trustee, the holders of a majority in aggregate principal amount of the outstanding Senior Notes have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Senior Notes; provided, however, that the Trustee shall not be obligated to take any action unduly prejudicial to holders not joining in such direction or involving the Trustee in personal liability.

                  No reference herein to the Indenture and no provision of this Senior Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Senior Note at the times, place and rate, and in the coin or currency, herein prescribed.

                  As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Senior Note is registrable in the Security Register, upon surrender of this Senior Note for registration of transfer at the office or agency of the Issuer in any place where the principal of and any premium and interest on this Senior Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Senior Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Senior Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Senior Notes are exchangeable for a like aggregate principal amount of Senior Notes and of like tenor of a different authorized denomination, as requested by the holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Issuer shall not be required to (a) issue, exchange or register the transfer of this Senior Note for a period of 15 days next preceding the mailing of the notice of redemption of Senior Notes or (b) exchange or register the transfer of any Senior Note or any portion thereof selected, called or being called for redemption, except in the case of any Senior Note to be redeemed in part, the portion thereof not so to be redeemed.

                  Prior to due presentment of this Senior Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Senior Note is registered as the owner hereof for all purposes, whether or not this Senior Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  No recourse shall be had for the payment of the principal of or the interest on this Senior Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Issuer or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

                  All terms used in this Senior Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                            (CERTIFICATE OF TRANSFER)

                  FOR VALUE RECEIVED, THE UNDERSIGNED HEREBY SELL(S), ASSIGN(S) AND TRANSFER(S) UNTO
                  ------------------------------

                  ------------------------------

                  -----------------------------------------

                  -----------------------------------------

                  (Please print or typewrite name and address including postal zip code, of assignee)

                  -----------------------------------------

                  (PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING
                   NUMBER OF ASSIGNEE)

                  ------------------------------

                  the within Senior Note and all rights thereunder, and hereby irrevocably constitutes and appoints

                  ---------------------------

                  -----------------------------------------

                  to transfer said Senior Note on the books of the Issuer, with full power of substitution in the premises.

Dated:___________________           ______________________]
                               [Name of Assignor]



                                  ARTICLE VII.

                            ISSUANCE OF SENIOR NOTES

                  SECTION 7.1           Original Issue of Senior Notes.
                                        -------------------------------

                  Upon execution of this Third Supplemental Indenture, the 4.80% Series A Notes in the initial principal amount of $300,000,000 and the 6.05% Series A Notes in the initial principal amount of $250,000,000 may be executed by the Issuer. Such Senior Notes may be delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Senior Notes to or upon the written order of the Issuer, signed by its Chairman, President or any Vice President and its Secretary or an Assistant Secretary, without any further action by the Issuer. Further, upon execution of this Third Supplemental Indenture, the 4.80% Series B Notes in the initial principal amount not to exceed $300,000,000 and the 6.05% Series B Notes in the initial principal amount not to exceed $250,000,000 may be executed by the Issuer. Such Senior Notes may be delivered to the Trustee to hold until a Registration Statement has been declared effective by the SEC and the Exchange Offer has been consummated or a resale has been effected under such Registration Statement, and the Trustee shall thereupon authenticate and deliver said Senior Notes to or upon the written order of the Issuer, signed by its Chairman, President or any Vice President and its Secretary or an Assistant Secretary, without any further action by the Issuer.

                  SECTION 7.2           Additional Senior Notes.
                                        -----------------------

                  Upon execution of this Third Supplemental Indenture, subject to Section 2.1 and Section 2.6 hereof, Additional Senior Notes may be executed by the Issuer. Such Additional Senior Notes issued as either 4.80% Series A Notes or 6.05% Series A Notes may be delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Additional Senior Notes to or upon the written order of the Issuer, signed by its Chairman, President or any Vice President and its Secretary or an Assistant Secretary, without any further action by the Issuer. Such Additional Senior Notes issued as either 4.80% Series B Notes or 6.05% Series B Notes may be delivered to the Trustee to hold until a Registration Statement has been declared effective by the SEC and the Exchange Offer has been consummated or a resale has been effected under such Registration Statement, and the Trustee shall thereupon authenticate and deliver said Senior Notes to or upon the written order of the Issuer, signed by its Chairman, President or any Vice President and its Secretary or an Assistant Secretary, without any further action by the Issuer.

                                  ARTICLE VIII.

                                  MISCELLANEOUS

                  SECTION 8.1           Ratification of Indenture.
                                        --------------------------

                  The Base Indenture, as supplemented by this Third Supplemental Indenture, is in all respects ratified and confirmed, and this Third Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided. The provisions of this Third Supplemental Indenture shall supersede the provisions of the Indenture to the extent the Indenture is inconsistent herewith.

                  SECTION 8.2           Trustee Not Responsible for Recitals.
                                        ------------------------------------

                  The recitals herein contained are made by the Issuer and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Third Supplemental Indenture.

                  SECTION 8.3           Governing Law.
                                        -------------

                  This Third Supplemental Indenture and each Senior Note shall be deemed to be a contract made under the internal laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State.

                  SECTION 8.4           Separability.
                                        ------------

                  In case any one or more of the provisions contained in this Third Supplemental Indenture or in the Senior Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Third Supplemental Indenture or of the Senior Notes, but this Third Supplemental Indenture and the Senior Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

                  SECTION 8.5           Counterparts.
                                        ------------

                  This Third Supplemental Indenture may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed as of the day and year first above written.

                         PANHANDLE EASTERN PIPE LINE COMPANY, LLC,
                          as Issuer


                          By: _________________________
                                                     Name:

                        BANK ONE TRUST COMPANY, NATIONAL
                                                     ASSOCIATION,
                                                     as Trustee


                                   By:
                                      ------------------------------------------
                                       Name:
                                       Title:

                         THIRD SUPPLEMENTAL INDENTURE 1

                                    EXHIBIT A
                        Form of Certification to Be Given
                     by Holders of Beneficial Interest in a
                       Regulation S Temporary Global Note

                        OWNER SENIOR NOTES CERTIFICATION

                    PANHANDLE EASTERN PIPE LINE COMPANY, LLC

                               [4.80% SENIOR NOTE
                      DUE 2008, SERIES A][6.05% SENIOR NOTE
                      DUE 2013, SERIES A][4.80% SENIOR NOTE
                      DUE 2008, SERIES B][6.05% SENIOR NOTE
                               DUE 2013, SERIES B]

                  This is to certify that, as of the date hereof, $________ of the above-captioned Senior Notes are beneficially owned by non-U.S. person(s) or non-U.S. Person (s) who purchased such beneficial interest in a transaction that did not require registration under the Securities Act. As used in this paragraph, the term "U.S. person" has the meaning given to it by Regulation S under the Securities Act of 1933, as amended.

                  We undertake to advise you promptly by tested telex or by other electronic transmission on or prior to the date on which you intend to submit your certification relating to the Senior Notes held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

                  We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceedings.

Dated:______________, ____

By:_________________________________
     As, or as agent for, the beneficial owner(s)
     of the Senior Notes to which this certificate
     relates.

                                    EXHIBIT B
                      Form of Certification to Be Given by
               the Euroclear Operator or Clearstream Banking S.A.


                            DEPOSITARY CERTIFICATION

                    PANHANDLE EASTERN PIPE LINE COMPANY, LLC

                               [4.80% SENIOR NOTE
                      DUE 2008, SERIES A][6.05% SENIOR NOTE
                      DUE 2013, SERIES A][4.80% SENIOR NOTE
                      DUE 2008, SERIES B][6.05% SENIOR NOTE
                               DUE 2013, SERIES B]

                  This is to certify that, with respect to U.S.$___________ principal amount of the above-captioned Senior Notes we have received in writing, by tested telex or by other electronic transmission, from member organizations appearing in our records as persons being entitled to a portion of the principal amount of Senior Notes of the series set forth above (our "Member Organizations"), certifications with respect to such portion, substantially to the effect set forth in the Indenture.

                  We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the Regulation S Temporary Global Note (as defined in the Indenture) excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

                  We understand that this certification is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated: _____________, _______

Yours faithfully,
[EUROCLEAR BANK, S.A./N.V.,
as operator of the Euroclear System]

     or

[CLEARSTREAM, S.A.]

By____________________________



--------

1 Insert 20 basis points in the case of the 4.80% Senior Notes due 2008, Series A and 25 basis points in the case of the 6.05%
     Senior Notes due 2013, Series A

2 Insert 20 basis points in the case of the 4.80% Senior Notes due 2008, Series B and 25 basis points in the case of the 6.05%
     Senior Notes due 2013, Series B